SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 4, 2004

Date of Report (Date of Earliest Event Reported)

INSIGHTFUL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	02-020992	04-2842217

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1700 Westlake Avenue North, #500, Seattle, Washington 98109-3044

(Address of Principal Executive Offices)(Zip Code)

(206) 283-8802

(Registrant's Telephone Number, Including Area Code)

None

(Former Name or Former Address, if Changed Since Last Report)

Item 7.Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1Press Release of Insightful Corporation dated March 4, 2004.

Item 12.          Results of Operations and Financial Condition

On March 4, 2004 Insightful Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHTFUL CORPORATION

March 4, 2004	By:	/s/ Fred Schapelhouman

Fred Schapelhouman
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Insightful Corporation dated March 4, 2004.